HEITMAN REAL ESTATE FUND

Management Letter                                              December 31, 1997


Last year was another good year for real estate securities. The Wilshire Real Estate Securities Index (WRESI) returned 19.8% during 1997 and ended the year with 123 companies in the index.(1) The 1997 return was well ahead of both the 5-year (16.9%) and 10-year (9.1%) return numbers for the WRESI. It also marked the third consecutive year of double-digit returns for the WRESI, for the first time since 1984-1986. The broader 176 company National Association of Real Estate Investment Trusts (NAREIT)(2) equity index returned 20.3% for 1997. Both measures however, lagged the broader markets. The Standard and Poor's Composite Index of 500 stocks ("S&P 500")(3) returned 33.4%.

1997 PERFORMANCE

For the twelve months ended December 31, 1997, the Heitman Real Estate Fund (the "Fund") provided its shareholders with a total return of 21.12% and 20.44% for the Heitman/PRA Institutional Class ("Institutional Class") and the Advisor Class, outpacing the WRESI by approximately 1.3 percentage points and 0.6 percentage points, respectively. The following table compares the Fund's performance versus the indices for period ended December 31, 1997:


AVERAGE ANNUAL TOTAL RETURNS


                                                 Advisor Class     Advisor Class         Wilshire
                               Heitman/PRA         Net Asset      Public Offering      Real Estate
                           Institutional Class       Value            Price (1)      Securities Index        S&P 500
--------------------------------------------------------------------------------------------------------------------
3/13/89(2) -- 12/31/97            11.37%               n/a                n/a               7.35%             17.70%

5/15/95(3) -- 12/31/97              n/a              26.90%             24.58%             24.95%             28.71%

5 Years Ending 12/31/97           18.02%               n/a                n/a              16.89%             20.27%

3 Years Ending 12/31/97           22.85%               n/a                n/a              23.06%             31.15%

1 Year Ending 12/31/97            21.12%             20.44%             14.72%             19.80%             33.36%

Quarter Ending 12/31/97(4)         2.16%              2.04%             -2.80%             -0.15%              2.87%


----------
(1) Reflects the deduction of the maximum 4.75% sales charges and assumes re-investment of all dividends at net asset value.
(2) Inception date of Institutional Class.
(3) Inception date of Advisor Class.

1 The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

2 NAREIT indices are market weighted indices of all tax-qualified REITs on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The NAREIT Equity Index is comprised of equity REITs only, which are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

3   The S&P 500 is an unmanaged index of publicly headed stocks.

HEITMAN REAL ESTATE FUND

Management Letter -- continued                                 December 31, 1997


            COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT
                    IN THE HEITMAN/PRA INSTITUTIONAL CLASS

                              3/13/89          9/30/89          9/30/90          9/30/91          9/30/92          9/30/93
Institutional Class ......... $250,000.00      $262,037.00      $193,592.93      $231,498.43      $265,042,55      $365,149.12
Wilshire Real Estate
  Securities Index ..........  250,000.00       266,642.58       174,117.60       195,603.71       200,063.48       265,584.27
S&P 500 .....................  250,000.00       300,750.00       272,930.62       358,003.10       397,634.04       449,326.46


                              9/30/94          12/31/94         12/31/95         12/31/96         12/31/97
Institutional Class ......... $346,124.85      $348,374.67      $386,242.99      $533,247.08      $  645,868.86
Wilshire Real Estate
  Securities Index ..........  251,242.72       250,614.61       284,823.50       389,837.93         467,025.84
S&P 500 .....................  465,816.75       465,770.16       640,806.59       787,935.79       1,050,791.17




             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                             IN THE ADVISOR CLASS*

                              5/15/95          12/31/95         12/31/96         12/31/97
Advisor Class ............... $ 9,525.00       $10,268.90       $14,113.58       $16,998.40
Wilshire Real Estate
  Securities Index ..........  10,000.00        10,963.00        15,005.06        17,976.06
S&P 500 .....................  10,000.00        11,853.00        14,574.45        19.436.48


* The values shown for the Advisor Class shares reflect the effect of the maximum sales load of 4.75%.

Over the longer term, we are particularly proud of our five year performance track record. The Fund's Institutional Class has outperformed the WRESI in four of the past five years by, on average, 3.0 percentage points per year. This is a superior level of outperformance in our view. Of course, the WRESI is particularly hard to outperform since its results do not bear any of the administrative or transaction costs that the Fund incurs.

HEITMAN REAL ESTATE FUND

Management Letter -- continued                                 December 31, 1997


The 1997 WRESI return was impressive coming on the heels of the 36.9% return during 1996. While much of the 1996 return was due to increased earnings multiples (multiple expansion) (an estimated two-thirds of the return), total return for 1997 did not result primarily from multiple expansion. Rather, strong earnings growth and dividend yield accounted for the bulk of 1997 return.

WILL 1998 SEE AN INCREASE IN PUBLIC-TO-PUBLIC MERGERS?
At the end of 1997 only four sectors in the WRESI had an average market capitalization below $1 billion. Two of these, factory outlet and manufactured housing represent only 8 companies and 3% of the WRESI. The other two sectors, apartment and strip retail have 42 names and represent a combined 27.7% of the WRESI. The smaller average company size in the apartment and strip retail sectors has led to speculation that there will be increased merger activity in 1998, as companies strive to achieve greater size and the operational and capital market efficiencies size supposedly entails.

A flurry of activity at the end of 1997 and thus far in 1998 would seem to support this hypothesis. In December, three apartment mergers totalling $1.7 billion were announced. Then, in January of 1998, a retail merger valued at $835 million was announced.

Each of these four transactions represents a strong company acquiring a smaller or weaker company. But not all mergers are of this sort. The continued movement of real estate from the private to the public market is seen in recent private-public mergers. On balance, we expect stronger public companies to continue buying their weaker brethren and we expect more private-public mergers during 1998.

1998 OUTLOOK -- SUSTAINED EARNINGS GROWTH POINTS TO ANOTHER SOLID YEAR
- SUSTAINED EARNINGS GROWTH -- From a fundamental real estate perspective, with few exceptions underlying REIT performance is likely to continue strong. Both internal and external growth is contributing to solid year-over-year per share growth of funds from operations ("FFO"). Companies are just now reporting 4th quarter earnings, and consensus estimates suggest year-over-year per share FFO growth will average better than 13%, the fifth successive quarter of double digit growth. And for the most part, real estate space markets are expected to remain either balanced or under-supplied during 1998. As a result we expect FFO growth for 1998, to continue above 13%. This, combined with an average dividend yield of 5.9%, suggests the potential for attractive total returns in 1998. The greatest risk to our forecast is slower than expected external growth if competitive acquisition markets drive real estate yields down, diminishing the impact of acquisitions. To date, declining interest rates and higher than expected acquisition volumes for many companies have helped offset declines in going-in real estate acquisition yields.

- STRONG EXPECTED DIVIDEND GROWTH -- On an unweighted basis, the average dividend yield in Heitman/PRA's universe is 5.9%. However, there is wide variation in yields. For example, the factory outlet sector yields 9.9% while our opportunistic sector yields 2.3%. During 1998, we expect dividend growth to accelerate. From our analysis of existing payout ratios we project average dividend growth of 10.0% in 1998. Based on current stock prices, this would boost the dividend yield by about 60 basis points. The opportunistic sector is expected to lead the way followed by industrial, hotel and office, all with dividend growth in excess of 10%.

Past performance is not predictive of future results. Investment returns and principal values will fluctuate, so that, when redeemed, shares may be worth less than their original cost.

HEITMAN REAL ESTATE FUND

Management Letter -- continued                                 December 31, 1997


- ATTRACTIVE ALTERNATIVE TO A PRICEY BROADER MARKET -- When compared to the broader market, REITs do not look over-valued. With a forward P/E multiple of more than 21x, the S&P 500 remains expensive by historic standards. At year-end 1997, REITs as measured by the spread in relative multiple were the cheapest they had been versus the S&P since 1993. At the same time, REITs are expected to maintain their 1997 per share earnings growth through 1998 while slower earnings growth and downward revisions throughout 1998 are anticipated for the broader market. Add in a dividend yield that is more than twice the S&P 500 yield and REITs look to be headed for a strong year relative to the S&P Index. We would not be surprised to see the WRESI outperform the S&P in 1998.

Given current multiples and the turbulence in the broader market, few are predicting a significant multiple expansion for REITs. However, underlying real estate and company fundamentals suggest that a major REIT correction in 1998 that is intrinsic to the REIT sector is unlikely. From a pure earnings and dividend growth perspective it is reasonable to expect a return of just under 20%. But as 1998 progresses there could be multiple contraction, particularly within the high-multiple office and opportunistic groups, as investors begin to factor in potentially slower FFO growth for 1999. On balance it seems probable that REITs should return around 15% in 1998. The biggest short-run risk to the REIT sector remains the valuation of the broader market. Another correction in the broader market cannot help but spill over into the REIT sector, providing yet another empirical test of the notion that REITs act as defensive stocks.



Dean A. Sotter               Timothy J. Pire, CFA              Randy Newsome
Portfolio Manager            Portfolio Manager                 Portfolio Manager
August 11, 1997

----------
8/97. Rodney Square Distributors, Inc. is the distributor for the Heitman/PRA Institutional Class. ACG Capital Corporation is the distributor for the Advisor Class.

HEITMAN REAL ESTATE FUND

Schedule of Investments                                        December 31, 1997


                                                                                NAREIT
                                                                            Classification      Market Value
                                                             Shares           (Unaudited)         (Note 2)
                                                             ------         --------------      ------------
COMMON STOCK -- 87.6%
  Alexander Haagen Properties, Inc................           388,400             Equity         $ 6,772,725
  Arden Realty Group, Inc.........................           115,000             Equity           3,536,250
  Avalon Properties, Inc..........................            39,372             Equity           1,218,071
  Bedford Property Investors, Inc.................           113,900             Equity           2,491,563
  Boston Properties, Inc..........................           226,200             Equity           7,478,738
  Brandywine Realty Trust ........................            87,400             Equity           2,195,925
  BRE Properties, Inc. - Class A..................            75,800             Equity           2,131,875
  Cadillac Fairview Corp..........................            39,900             Equity             937,650
  CCA Prison Realty Trust*........................            30,400             Equity           1,356,600
  Centerpoint Properties Trust....................           104,300             Equity           3,663,538
  Chelsea GCA Realty, Inc.........................            88,493             Equity           3,379,326
  Crescent Real Estate Equities Co................            60,700             Equity           2,390,063
  Developers Diversified Realty Corp..............           127,930             Equity           4,893,323
  Eastgroup Properties............................            50,100             Equity           1,083,413
  Essex Property Trust, Inc.......................           313,200             Equity          10,962,000
  Excel Realty Trust, Inc.........................           251,800             Equity           7,931,700
  First Union Real Estate.........................           441,150             Equity           7,168,687
  First Washington Realty Trust...................           149,300             Equity           4,105,750
  Florida Panthers Holding, Inc...................            93,800             Equity           1,618,050
  Great Lakes REIT, Inc...........................            84,000             Equity           1,632,750
  Grubb & Ellis Realty Income Trust*..............           189,700             Mortgage             3,415
  Kilroy Realty Corp..............................           410,000             Equity          11,787,500
  Kimco Realty Corp...............................            67,800             Equity           2,389,950
  Mack-Cali Realty Corp...........................           284,400             Equity          11,660,400
  Meridian Industrial Trust.......................           305,000             Equity           7,777,500
  Pan Pacific Retail Properties, Inc..............           180,600             Equity           3,860,325
  Parkway Properties Inc..........................           147,200             Equity           5,050,800
  Public Storage Inc..............................           157,100             Equity           4,614,812
  Regency Realty Corp.............................            52,400             Equity           1,450,825
  Rouse Co........................................           195,900             Equity           6,415,725
  Security Capital Atlantic, Inc..................           109,800             Equity           2,319,525
  Security Capital Pacific Trust..................           311,620             Equity           7,556,785
  Servico, Inc....................................           526,100             Equity           8,877,937
  Sovran Self Storage, Inc........................           120,400             Equity           3,905,475
  Spieker Properties, Inc.........................            96,000             Equity           4,116,000
  Storage Trust Realty............................           188,400             Equity           4,957,275
  Storage USA, Inc................................            14,700             Equity             587,081
  Summit Properties, Inc..........................           105,300             Equity           2,224,462


    The accompanying notes are an integral part of the financial statements.

HEIMAN REAL ESTATE FUND

Schedule of Investments - continued                            December 31, 1997

                                                                                 NAREIT
                                                           Par ($000) or     Classification     Market Value
                                                         Number of Shares      (Unaudited)        (Note 2)
                                                         ----------------    --------------     ------------
  Trizec Hahn Corp...................................        690,200             Equity        $ 16,004,012
  Vornado Realty Trust...............................        141,200             Equity           6,627,575
  Weeks Corp.........................................        109,200             Equity           3,494,400
                                                                                               ------------

        TOTAL COMMON STOCK (COST $155,974,667) ........................................         192,629,776
                                                                                               ------------

PREFERRED STOCKS -- 6.8%
  Equity Office, Series-A ...........................        106,000             Equity           2,835,500
  Health Care Property Investors, Inc., 7.875%.......        147,500             Equity           3,724,375
  Highwoods Properties, Inc., 8.00%..................        126,200             Equity           3,139,225
  Security Capital Industrial Trust, 8.54%, Ser. C...         25,370             Equity           1,431,819
  Taubman Center, Inc., 8.30%, Ser. A................        158,300             Equity           3,888,244
                                                                                               ------------
        TOTAL PREFERRED STOCKS (COST $14,769,835) .....................................          15,019,163
                                                                                               ------------

COMMERCIAL PAPER -- 3.1%
  International Lease Finance Corp., 6.45%,
    01/02/98 (Cost $6,926,759)....................            $6,928                              6,926,759
                                                                                               ------------
        TOTAL INVESTMENTS (COST $177,671,261) -- 97.5%.................................         214,575,698

        OTHER ASSETS AND LIABILITIES, NET -- 2.5%......................................           5,392,140
                                                                                               ------------
        NET ASSETS -- 100.0%...........................................................        $219,967,838
                                                                                               ============


*   Non-income producing security.


    The accompanying notes are an integral part of the financial statements.

HEITMAN REAL ESTATE FUND

Statement Of Assets And Liabilities                            DECEMBER 31, 1997


ASSETS:
   Investments, at market value (identified cost $177,671,261)(Note 3)...    $ 214,575,698
   Cash .................................................................              556
   Receivables:
      Capital shares sold ...............................................        2,938,868
      Dividends .........................................................        1,225,486
      Investment securities sold ........................................        2,465,531
   Other assets .........................................................           18,725
                                                                             -------------
     TOTAL ASSETS .......................................................      221,224,864
                                                                             -------------

LIABILITIES:
   Payables:
      Capital shares redeemed ...........................................          571,046
      Investment management fees (Note 4) ...............................          126,790
      Investment securities purchased ...................................          366,092
   Accrued expenses .....................................................          193,098
                                                                             -------------
     TOTAL LIABILITIES ..................................................        1,257,026
                                                                             -------------

NET ASSETS:
   (Applicable to 20,957,779 shares of $0.001 par value
   beneficial interest issued and outstanding; unlimited
   number of shares authorized) .........................................    $ 219,967,838
                                                                             =============

   Net asset value, offering price and redemption price per
     Institutional class share ($134,745,718 divided by 12,843,243) .....    $       10.49
                                                                             =============

   Net asset value and redemption price per
     Advisor class share ($85,222,120 divided by 8,114,536) .............    $       10.50
                                                                             =============

   Offering price per Advisor class share ($10.50 divided by .9525) .....    $       11.02
                                                                             =============

COMPONENTS OF NET ASSETS:
   Paid-in capital ......................................................    $ 183,254,080
   Distributions in excess of net realized gain on investments ..........         (190,679)
   Net unrealized appreciation of investments ...........................       36,904,437
                                                                             -------------
NET ASSETS ..............................................................    $ 219,967,838
                                                                             =============


    The accompanying notes are an integral part of the financial statements.

HEITMAN REAL ESTATE FUND
------------------------


Statement of Operations for the Year Ended December 31, 1997


INVESTMENT INCOME:
   Dividends (Note 2) .....................................                          $  9,158,194
   Interest................................................                               861,952
                                                                                     ------------
   Total  investment income ...............................                            10,020,146
                                                                                     ------------

EXPENSES:
   Advisory fees (Note 4) .................................    $  1,489,121
   Administration fees (Note 4) ...........................         213,711
   Trustees' fees and expenses (Note 5) ...................          84,743
   Accounting fees (Note 4) ...............................          97,906
   Professional fees ......................................         127,775
   Custodian fees .........................................          54,230
   Insurance ..............................................          48,391
   State Registration fees ................................          20,297
   Shareholder report fees ................................          30,481
   Distribution fees -- Advisor Shares (Note 4) ...........         190,631
   Shareholder Servicing fees -- Advisor Shares (Note 4)...         190,631
   Transfer agent fees ....................................         155,943
   Other ..................................................          19,060
                                                               ------------
   Total expenses .........................................                             2,722,920
                                                                                     ------------
     Net  investment  income ..............................                             7,297,226
                                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain from security transactions ...........                            41,132,067
   Net change in unrealized depreciation of investments                                (7,817,181)
                                                                                     ------------
   Net realized and unrealized gain on investments ........                            33,314,886
                                                                                     ------------
Net increase in net assets resulting from operations ......                          $ 40,612,112
                                                                                     ============


    The accompanying notes are an integral part of the financial statements.

HEITMAN REAL ESTATE FUND
------------------------


Statements of Changes in Net Assets


                                                                                      For the Fiscal             For the Fiscal
                                                                                        Year Ended                 Year Ended
                                                                                     December 31, 1997          December 31, 1996
                                                                                     -----------------          -----------------

OPERATIONS:
   Net investment income (Note 2) ..............................................        $   7,297,226             $   5,550,774
   Net realized gain from security transactions ................................           41,132,067                11,165,013
   Net change in unrealized appreciation (depreciation) of investments .........           (7,817,181)               34,985,157
                                                                                        -------------             -------------
     Net increase in net assets resulting from operations ......................           40,612,112                51,700,944
                                                                                        -------------             -------------
DISTRIBUTIONS TO SHAREHOLDERS -- INSTITUTIONAL SHARES (NOTE 2):
   From net investment income ($0.40 and $0.37 per share, respectively) ........           (4,846,923)               (4,155,578)
   In excess of net investment income ($0.05 and $0.10 per share,
     repectively) ..............................................................             (579,274)               (1,094,050)
   From net capital gains ($2.24 and $0.41 per share, respectively) ............          (26,273,187)               (4,677,017)
DISTRIBUTIONS TO SHAREHOLDERS -- ADVISOR SHARES (NOTE 2):
   From net investment income ($0.35 and $0.31 per share, respectively) ........           (2,450,303)               (1,395,196)
   In excess of net investment income ($0.04 and $0.12) per share
     repectively) ..............................................................             (292,845)                 (529,580)
   From net capital gains ($2.24 and $0.41 per share, respectively) ............          (15,427,731)               (2,751,674)
                                                                                        -------------             -------------
       Total distributions paid to shareholders ................................          (49,870,263)              (14,603,095)
                                                                                        -------------             -------------
CAPITAL SHARE TRANSACTIONS:
   Receipt from Institutional Shares sold ......................................           37,287,687                45,944,221
   Receipt from Institutional Shares issued on reinvestment of distributions ...           12,987,988                 3,754,881
   Institutional Shares redeemed ...............................................          (39,743,768)              (41,272,537)
   Receipt from Advisor Shares sold ............................................           66,177,339                67,072,455
   Receipt from Advisor Shares issued on reinvestment of distributions .........           16,880,394                 4,469,947
   Advisor Shares redeemed .....................................................          (73,443,317)               (9,199,099)
                                                                                        -------------             -------------
     Increase in net assets resulting from capital share
       transactions(a)..........................................................           20,146,323                70,769,868
                                                                                        -------------             -------------

       TOTAL INCREASE IN NET ASSETS ............................................           10,888,172               107,867,717
NET ASSETS:
   Beginning of year ...........................................................          209,079,666               101,211,949
                                                                                        -------------             -------------
   End of year .................................................................        $ 219,967,838             $ 209,079,666
                                                                                        =============             =============
aTRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
   Institutional Shares sold ...................................................            3,286,040                 4,898,411
   Institutional Shares issued on reinvestment of distributions ................            1,240,228
                                                                                                                        376,263
   Institutional Shares redeemed ...............................................           (3,473,055)               (4,542,560)
   Advisor Shares sold .........................................................            5,824,983                 7,164,380
   Advisor Shares issued on reinvestment of distributions ......................            1,613,411                   429,486
   Advisor Shares redeemed .....................................................           (6,592,740)                 (961,503)
                                                                                        -------------             -------------
   Net  increase in shares .....................................................            1,898,867                 7,364,477
   Shares outstanding -- Beginning balance .....................................           19,058,912                11,694,435
                                                                                        -------------             -------------
   Shares outstanding -- Ending balance ........................................           20,957,779                19,058,912
                                                                                        =============             =============


    The accompanying notes are an integral part of the financial statements.

HEITMAN REAL ESTATE FUND

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each fiscal period presented.


INSTITUTIONAL SHARES


                                                                                         For the
                                                              For the                  Three-Month              For the
                                                           Fiscal Years               Period Ended            Fiscal Years
                                                           Ended Dec. 31,                Dec. 31,            Ended Sept. 30,
                                              --------------------------------------  ------------      ----------------------
                                                1997           1996           1995         1994           1994          1993
                                              --------       --------       --------     --------       --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD .......  $  10.96       $   8.65       $   8.30     $   9.23       $  10.95      $   8.29
                                              --------       --------       --------     --------       --------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(a) ................      0.40           0.37           0.33         0.10           0.32          0.40
   Net realized and unrealized gain (loss)
     on investments ........................      1.82           2.82           0.53        (0.05)         (0.92)         2.67
                                              --------       --------       --------     --------       --------      --------
        Total from investment operations ...      2.22           3.19           0.86         0.05          (0.60)         3.07
                                              --------       --------       --------     --------       --------      --------
DISTRIBUTIONS
   From net investment income(a) ...........     (0.40)         (0.37)         (0.33)       (0.10)         (0.31)        (0.41)
   In excess of net investment income ......     (0.05)         (0.10)          0.00         0.00           0.00          0.00
   From net realized gain on investments ...     (2.24)         (0.41)          0.00        (0.77)         (0.67)         0.00
   From tax return of capital(b) ...........     (0.00)          0.00          (0.18)       (0.11)         (0.14)         0.00
                                              --------       --------       --------     --------       --------      --------
        Total distributions ................     (2.69)         (0.88)         (0.51)       (0.98)         (1.12)        (0.41)
                                              --------       --------       --------     --------       --------      --------
NET ASSET VALUE, END OF PERIOD .............  $  10.49       $  10.96       $   8.65     $   8.30       $   9.23      $  10.95
                                              ========       ========       ========     ========       ========      ========

Total Return ...............................     21.12%         38.06%         10.87%        0.65%         (5.22)%       37.76%


RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) ....  $134,746       $129,275       $ 95,692     $105,569       $116,268      $141,672
   Ratio of expenses to average
      net assets ...........................      1.09%          1.23%          1.29%        1.28%*         1.22%         1.24%
   Ratio of net investment income to
     average net assets(a) .................      3.57%          4.09%          3.97%        4.35%*         2.87%         4.37%
   Portfolio Turnover ......................     89.51%         59.88%         65.33%       37.55%*        90.11%        61.47%
Average commission rate paid(c) ............  $ 0.0425       $ 0.0504           --           --             --            --


----------
 *    Annualized.

(a) Distributions from REIT investments generally include a return of capital. For financial reporting purposes, through September 30, 1993, the Fund recorded all distributions received, including the returns of capital, as net investment income.

(b) Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. As more fully explained in Note 2, the Fund, for the fiscal year ended September 30, 1994, adopted an accounting pronouncement affecting the presentation of distributions to shareholders. The financial highlights for the year ended September 30, 1993 has not been restated.

(c) Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

HEITMAN REAL ESTATE FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each fiscal period presented.


ADVISOR SHARES


                                                                                         For the Period
                                               For the Fiscal       For the Fiscal        May 15, 1995+
                                                 Year Ended           Year Ended              through
                                              December 31, 1997    December 31,1996     December 31, 1995
                                              -----------------    ----------------     -----------------
NET ASSET VALUE, BEGINNING OF PERIOD .......      $  10.98              $   8.67              $   8.00
                                                  --------              --------              --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(a) ................          0.35                  0.31                  0.23
   Net realized and unrealized gain
     on investments ........................          1.80                  2.84                  0.80
                                                  --------              --------              --------
        Total from investment operations ...          2.15                  3.15                  1.03
                                                  --------              --------              --------
DISTRIBUTIONS
   From net investment income(a) ...........         (0.35)                (0.31)                (0.23)
   In excess of net investment income ......         (0.04)                (0.12)                 0.00
   From net realized gain on
     investments ...........................         (2.24)                (0.41)                 0.00
   From tax return of capital(b) ...........         (0.00)                (0.00)                (0.13)
                                                  --------              --------              --------
        Total distributions ................         (2.63)                (0.84)                (0.36)
                                                  --------              --------              --------
NET ASSET VALUE, END OF PERIOD .............      $  10.50              $  10.98              $   8.67
                                                  ========              ========              ========

Total Return(c) ............................         20.44%                37.44%                13.19%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) ....      $ 85,222              $ 79,805              $  5,520
   Ratio of expenses to average net assets .          1.59%                 1.73%                 1.99%(*)(d)
   Ratio of net investment income to
     average net assets(a) .................          3.14%                 3.91%                 4.27%(*)(d)
   Portfolio Turnover ......................         89.51%                59.88%                65.33%(*)
   Average commission rate paid(e) .........      $ 0.0425              $ 0.0504                  --


----------

 *   Annualized.

 +   Commencement of Operations.

(a) Distributions from REIT investments generally include a return of capital, which the Fund records as a reduction in the cost basis of its investments.

(b) Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

(c) This result does not include the sales charge. If the charge had been included, the return would have been lower. The total return figure for the fiscal period ended December 31, 1995 has not been annualized.

(d) During 1995, the Advisor agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.

(e) Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

HEITMAN REAL ESTATE FUND

Notes to Financial Statements                                  December 31, 1997


NOTE 1 -- ORGANIZATION
Heitman Securities Trust (the "Trust") is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized on September 15, 1988, as a Massachusetts business trust under a Master Trust Agreement which was amended and restated on February 28, 1995 (the "Master Trust Agreement"). The Master Trust Agreement permits the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets. Heitman Real Estate Fund (the "Fund") was organized as a series of the Trust on September 15, 1988 and shares of the Trust representing interests in the Fund were registered with the Securities and Exchange Commission on January 4, 1989. The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

The Fund offers two classes of shares (Institutional Shares and Advisor Shares). Institutional Shares and Advisor Shares are substantially identical, except that Advisor Shares bear the fees that are payable under a Distribution Plan adopted by the Board of Trustees ( the "Distribution Plan") at an annual rate of 0.25% of the average daily net assets of Advisor Shares. The Advisor Shares bear the fees payable to service organizations pursuant to a Shareholder Servicing Plan at an annual rate of 0.25% of the average daily net assets of Advisor Shares owned by shareholders with whom the service organizations have a servicing relationship. In addition to the fees paid pursuant to the Distribution Plan and the Shareholder Servicing Plan, each class bears the expenses associated with transfer agent fees and expenses, printing of shareholder reports, registration fees, administrative, and accounting fees. Institutional Shares were offered for sale on March 13, 1989 and Advisor Shares were offered for sale on May 15, 1995.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT SECURITIES VALUATION
Investment securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. If there has been no sale, the investment security is valued at the average between the closing bid and closing offer quoted on such day. Investment securities traded only in the over-the-counter market are valued at the last price reported on the NASDAQ National Market System, or, if the security is not reported on the NASDAQ National Market System, at the last reported bid on such day. Otherwise, the investment security is valued by such method as the Trustees shall determine in good faith to reflect its fair value.

Effective May 14, 1992, Grubb & Ellis Realty Trust ("GRIT") completed its dissolution by transferring all its remaining assets to a liquidating trust. On the date of the dissolution, GRIT's shares were canceled and replaced by beneficial interests in a liquidating trust, which are not transferable. On March 25, 1994 and November 5, 1996, the Fund received

HEITMAN REAL ESTATE FUND

Notes to Financial Statements -- continued                     December 31, 1997


distributions from GRIT in the amount of $369,915 and $110,026, respectively, representing $1.95 and $0.67, respectively, for each share of the GRIT liquidating trust held by the Fund. The Trustees have determined that the Fund's ownership in the remainder of the liquidating trust should be valued at $0.018 per share. At December 31, 1997, the Fund owned 189,700 shares of the GRIT liquidating trust for a value of $3,415.

INVESTMENT SECURITIES TRANSACTIONS AND INVESTMENT INCOME
The Fund's investment securities portfolio consists primarily of investments in public companies engaged in the real estate business. Investment securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains or losses on sales of investment securities are determined on the first-in, first-out ("FIFO") basis.

The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. For financial reporting purposes through September 30, 1993, these dividends were recorded as dividend income, and the investment in the REIT reported at market value. During the fiscal year ended September 30, 1994, effective October 1, 1993, the Fund changed its accounting policy to record the return of capital portion of dividends received, as provided by the REITs, as a reduction in the cost basis of its investments in the REITs. This change has no effect on the calculation of net asset value per share.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund records dividends and distributions to its shareholders on the ex-dividend date.

Generally, the Fund has distributed to its shareholders amounts approximating distributions received from the REITs. Accordingly, the Fund's distributions to shareholders have included the return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to current taxation. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1997, $872,119 of distributions in excess of net investment income and $559,783 of distributions in excess of net realized gain were reclassified to paid-in capital. Distributions to shareholders which exceed net investment income and net realized gain for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized gain. To the extent they exceed net investment income and net realized gain for tax purposes, they are reported as distributions of capital.

INCOME TAXES
The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund will be entitled to claim a dividends paid deduction for distributions of income and capital gains to shareholders. Accordingly, the Fund will not be liable for federal income taxes to the extent its taxable investment income and net realized capital gains are fully distributed to shareholders.

The Fund is also subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax.

HEITMAN REAL ESTATE FUND

Notes to Financial Statements -- continued                     December 31, 1997


USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EXPENSES AND INCOME ALLOCATIONS
All expenses of the Fund (other than expenses incurred under the Distribution Plan and the Shareholder Servicing Plan), income and realized and unrealized gain and losses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.

NOTE 3 -- INVESTMENT SECURITIES
For the fiscal year ended December 31, 1997, the cost of purchases and the proceeds from sales of investment securities (excluding short-term investments) aggregated $178,581,679 and $195,485,981, respectively. Cost for federal income tax purposes is $177,861,942 and unrealized appreciation consists of:


            Gross unrealized appreciation..........  $37,343,946
            Gross unrealized depreciation..........     (630,190)
                                                     -----------
               Net unrealized appreciation.........  $36,713,756
                                                     ===========


NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund entered into an Investment Management Agreement (the "Agreement") with Heitman/PRA Securities Advisors, Inc. (the "Advisor") on January 31, 1995. The Advisor is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman"), a wholly owned subsidiary of United Asset Management Corporation. The Fund pays the Advisor a fee for its services, calculated daily and paid monthly, at the annual rate of 0.75% of the Fund's first $100 million of average daily net assets and 0.65% of the average daily net assets of the Fund in excess of $100 million, excluding assets invested in any money market mutual fund. The Agreement provides that in the event total expenses of the Fund (exclusive of interest, taxes, brokerage expenses, distribution expenses and extraordinary items) for any fiscal year of the Fund exceed (i) 1.75% of the Fund's average net assets up to $50 million plus (ii) 1.50% of the Fund's average net assets in excess of $50 million, the Advisor will pay or reimburse the Fund for that excess up to the amount of its advisory fee during that fiscal year.

Rodney Square Management Corporation ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, provides accounting, administration and transfer agent services. For accounting services provided, the Fund pays an annual fee of $75,000, plus an amount equal to 0.02% of the Fund's average daily net assets in excess of $100 million, plus any out-of-pocket expenses. For administrative services provided, Rodney Square receives a monthly administration fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus any out-of-pocket expenses.

HEITMAN REAL ESTATE FUND

Notes to Financial Statements -- continued                     December 31, 1997


The Fund has adopted a Distribution Plan for the Advisor Shares in accordance with Rule 12b-1 under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to ACG Capital Corporation, the distributor for the Advisor Shares ( "ACG" or the "Distributor") at an annual rate of 0.25% of the daily net assets of Advisor Shares of the Fund as a distribution fee. The distribution fees are used by the Distributor to finance activities primarily intended to result in the sale of Advisor Shares of the Fund.

The Fund has also adopted a Shareholder Servicing Plan for the Advisor Shares. Pursuant to the Shareholder Servicing Plan, the Trust contracts with service organizations to provide a variety of shareholder services, such as maintaining shareholder accounts and records, answering inquiries regarding the Fund, and processing purchase and redemption orders. The Fund pays fees to service organizations in amounts up to an annual rate of 0.25% of the daily net asset value of Advisor Shares owned by shareholders with whom the service organization has a servicing relationship.

NOTE 5 -- REMUNERATION OF TRUSTEES
Certain officers and trustees of the Fund are also officers and/or affiliates of the Advisor or certain shareholders.

NOTE 6 -- SUBSEQUENT EVENTS
On January 6, 1998, the Trust, on behalf of the Fund, entered into an Agreement and Plan of Reorganization (the "Agreement") with UAM Funds Trust, on behalf of the Heitman/PRA Real Estate Portfolio (the "UAM Portfolio"). The Agreement provides for (i) the transfer of all the assets of the Fund to the UAM Portfolio in exchange for shares of the UAM Portfolio and the assumption by the UAM Portfolio of the liabilities of the Fund and (ii) the distribution of shares of the UAM Portfolio to the then-existing shareholders of the Fund in liquidation of the Fund (the "Reorganization"). If shareholder approval is obtained and other conditions are satisfied, the reorganization will be completed as soon as possible thereafter.

-------------------------
HEITMAN REAL ESTATE FUND
-------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees and Shareholders of Heitman Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heitman Real Estate Fund, Inc. (the "Fund") at December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended December 31, 1996 were audited by other independent accountants whose report dated February 26, 1996 expressed an unqualified opinion on those statements.




PRICE WATERHOUSE LLP
Philadelphia, PA
February 23, 1998

-------------------------
HEITMAN REAL ESTATE FUND
-------------------------

Dividend Notices (Unaudited)                                   December 31, 1997
--------------------------------------------------------------------------------


The following information is required by section 854(b)(2) of the Internal Revenue Code and is based on the Fund's tax year January 1, 1997 through December 31, 1997:


                             INSTITUTIONAL CLASS SHARES
                                   Ordinary Income
                               Distributions Per Share
                             --------------------------
                                From          From         Return of      Capital
Date         Total Dividend  Investment    Short Term       Capital        Gains
Paid            Per Share      Income     Capital Gains    Per Share     Per Share
----------------------------------------------------------------------------------
03/31/97        $0.1061       $0.1048        $0.0000        $0.000        $0.0013
06/30/97        $0.1150       $0.1136        $0.0000        $0.000        $0.0014
09/30/97        $0.1048       $0.1036        $0.0000        $0.000        $0.0012
12/08/97        $2.2380       $0.0000        $0.9776        $0.000        $1.2604
12/23/97        $0.1223       $0.1208        $0.0000        $0.000        $0.0015


                                ADVISOR CLASS SHARES
                                   Ordinary Income
                               Distributions Per Share
                             --------------------------
                                From          From         Return of      Capital
Date         Total Dividend  Investment    Short Term       Capital        Gains
Paid            Per Share      Income     Capital Gains    Per Share     Per Share
----------------------------------------------------------------------------------
03/31/97        $0.0921       $0.0908        $0.0000       $0.0000        $0.0013
06/30/97        $0.1020       $0.1006        $0.0000       $0.0000        $0.0014
09/30/97        $0.0900       $0.0888        $0.0000       $0.0000        $0.0012
12/08/97        $2.2380       $0.0000        $0.9776       $0.0000        $1.2604
12/23/97        $0.1095       $0.1080        $0.0000       $0.0000        $0.0015

Pursuant to Section 852 of the Internal Revenue Code, the Heitman Real Estate Fund designates $23,530,721 as long term capital gain distributions for the fisal year ended December 31, 1997. Of this total Capital Gain Dividend Amount, the Fund made a 28 Percent Rate Gain distribution of $16,063,813, a 20 Percent Rate Gain distribution of $7,434,210, and an Unrecaptured Section 1250 Gain of $32,698.

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from the Fund. Form 1099-DIV provides you with the nature and dollar amounts of all distributions paid in calendar year 1997 and should be used to complete your 1997 tax return.

                      This page intentionally left blank.

                           HEITMAN REAL ESTATE FUND

                                 ANNUAL REPORT


                               December 31, 1997

                             INVESTMENT ADVISORS
                      HEITMAN/PRA SECURITIES ADVISORS, INC.
                      180 NORTH LASALLE STREET, SUITE 3600
                                CHICAGO, IL 60601


                                    OFFICERS
                          WILLIAM L. RAMSEYER, CHAIRMAN
                     DEAN A. SOTTER, PRESIDENT AND TREASURER
                             TIMOTHY PIRE, SECRETARY
                       RANDY NEWSOME, ASSISTANT SECRETARY


                                BOARD OF TRUSTEES
                                ROBERT W. BEENEY
                                 DONALD L. FOOTE
                                 JOHN F. GOYDAS
                               WILLIAM L. RAMSEYER
                                 MAURICE WIENER



                 DISTRIBUTOR -- Heitman/PRA Institutional Class
                        RODNEY SQUARE DISTRIBUTORS, INC.
                               RODNEY SQUARE NORTH
                              1100 N. MARKET STREET
                              WILMINGTON, DE 19890



                          DISTRIBUTOR -- Advisor Class
                             ACG CAPITAL CORPORATION
                         1661 TICE VALLEY BOULEVARD #200
                             WALNUT CREEK, CA 94595
                                 (800) 888-REIT


                                    CUSTODIAN
                            WILMINGTON TRUST COMPANY
                               RODNEY SQUARE NORTH
                              1100 N. MARKET STREET
                              WILMINGTON, DE 19890


                        TRANSFER AGENT AND ADMINISTRATOR
                      RODNEY SQUARE MANAGEMENT CORPORATION
                               RODNEY SQUARE NORTH
                              1100 N. MARKET STREET
                              WILMINGTON, DE 19890


                               TRUST HEADQUARTERS
                      180 NORTH LASALLE STREET, SUITE 3600
                                CHICAGO, IL 60601
                                 (800) 435-1405


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